Exhibit 99.2

Collegium to Acquire BDSI February 14, 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to the acquisition of BioDelivery Sciences International, Inc. ("BDSI") and the expected synergies, anticipated timing and benefits thereof, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, potential synergies, anticipated product portfolio, development programs, patent terms and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations. Actual results may differ materially from management's expectations and such forward-looking statements in this presentation could be affected as a result of various important factors, including risks relating to, among others: risks related to our ability to complete the transaction on the proposed terms and schedule or at all; whether the tender offer conditions will be satisfied, including whether sufficient stockholders of BDSI tender their shares in the transaction; the outcome of legal proceedings that may be instituted against BDSI and/or others relating to the transaction; the failure (or delay) to receive the required regulatory approvals relating to the transaction; the possibility that competing offers will be made; risks related to the ability to realize the anticipated benefits and synergies of the proposed acquisition, including the possibility that the expected benefits and synergies from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of our common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; risks related to future opportunities and plans for BDSI and its products, including uncertainty of the expected financial performance of BDSI and its products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement, opioid-related or other litigation that may be brought by or against us, including litigation with Purdue Pharma, L.P.; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our and BDSI's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.

Additional Information about the Transaction and Where to Find It

The tender offer (the "Offer") described in this presentation has not yet commenced, and this release is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of BDSI or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Collegium and its acquisition subsidiary, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by BDSI. The Offer to purchase the outstanding shares of common stock of BDSI will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by BDSI under the "Investors" section of BDSI's website at ir.bdsi.com. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by Collegium under the "Investors" section of Collegium's website at ir.collegiumpharma.com.

A leader in responsible pain management Three commercial - stage assets Strong financial position Delivering value to our shareholders …and we are focused on building the Collegium of tomorrow We are proud of the Collegium we have built … 3 Committed to improving the lives of people suffering from serious medical conditions Portfolio of differentiated commercial - stage assets Long - term, durable growth profile Significant value created for our shareholders Building a Leading, Diversified Specialty Pharmaceutical Company

O PPORTUNITY & S TRATEGIC R ATIONALE Agenda Joe Ciaffoni Chief Executive Officer F INANCIAL O VERVIEW & T RANSACTION D ETAILS Colleen Tupper Chief Financial Officer Q&A Joe Ciaffoni, Chief Executive Officer Colleen Tupper, Chief Financial Officer Scott Dreyer, Chief Commercial Officer 01. 02. 03. 4

2022: A Pivotal Year for Collegium Pharmaceutical

Critical Priorities

Xtampza ER Contract Renegotiations | **Business Development Acquisitions**

Xtampza ER (oxycodone) extended-release capsules CII

- **Renegotiate XER Contracts**
  (accounting for ~50% of total prescriptions)
- **Manage Xtampza ER GtN to <65%**
  (beginning in January 2023)

Collegium Pharmaceutical

- **Diversify our portfolio through an accretive commercial-stage high-synergy acquisition**

Collegium Pharmaceutical

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BDSI Acquisition will Propel Collegium to the Next Level

Business Development Strategy Anchored to Diversification in Three Areas:

	Commercial Stage High-Synergy	Commercial Stage Lower-Synergy	Non-Opioid Pain
	Differentiated commercial-stage pain assets Accretive within 24 months	Commercial-stage therapeutic assets Potential to serve as strategic beachhead	Novel non-opioid pain assets Phase 2 or later assets Potential revenue generation between 2025-2027 Peak sales potential of $150 million or greater
NUCYNTA® (tapentadol) TABLETS CII	✓		
biodelivery SCIENCES	✓	✓	

Collegium PHARMACEUTICAL

6

P ORTFOLIO & F INANCIAL D IVERSIFICATION • Doubles the number of commercial stage assets • Expands Collegium portfolio of differentiated pain solutions • Results in 2 durable growth drivers, 3 contributors to the top and bottom line, and a launch opportunity • Establishes a foothold in neurology I MMEDIATE S YNERGIES • Aligns to the operational strengths and capabilities of our organization • Leverages our core cost structure • Allows for seamless integration 7 G ROWTH D RIVERS C ONTRIBUTORS L AUNCH O PPORTUNITY Transaction Rationale: Strategically and Financially Transformative

8 Transaction Details Consideration Under the terms of the definitive agreement, Collegium will commence a tender offer to acquire all the outstanding shares of BDS I at the price of $5.60 per share The offer price of $5.60 represents a 54% premium to BDSI closing share price of $3.64 as of Friday, February 11, 2022, and i mpl ies a fully diluted equity value of approximately $604 million using the treasury stock method Financing All - cash consideration funded by a combination of Collegium existing cash on hand and a new $650 million secured financing from funds managed by Pharmakon Advisors, LP (“Pharmakon”), with a four - year term, bearing an interest rate of Libor+ 750 bps and amortizable over four years Those funds, in addition to BDSI’s estimated cash at close, which is expected to be approximately $100 million, will also be use d to repay both Collegium and BDSI existing term loans from Pharmakon Pro Forma Leverage Resulting net leverage expected to be below 3.0x based on estimated fiscal year 2021 pro forma combined EBIDTA including run rat e synergies Synergy Opportunity Expect to achieve annual run rate synergies of at least $75 million, based off of BDSI estimated 2021 operating expenses, wit hin 12 months post - closing Expect this transaction to be highly accretive to earnings in 2022 and 2023 Timing Closing expected late in Q1 2022, subject to customary closing conditions

Significantly Enhancing Collegium’s Financial Profile D IVERSIFICATION & E XPANSION OF R EVENUES Transaction will be margin accretive day 1 driven by the diversification and expansion of our revenues S IGNIFICANT O PERATIONAL S YNERGIES To be recognized throughout 2022 as we integrate BDSI, and expect to achieve annual run rate synergies of at least $75 million, based off of BDSI estimated 2021 operating expenses, within 12 months post - closing C REATING S HAREHOLDER V ALUE Additional cash flows generated and prioritized for building cash balance to support future BD and paying down debt; share repurchase program available to enhance shareholder value 9

Q&A

Thank You February 14, 2022